UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)

(336) 723-1282
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a), (b)

The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 17, 2012.  Shares entitled to vote at the Annual Meeting totaled 15,328,128, of which 12,357,858 shares were represented.

The five directors identified below were elected at the Annual Meeting.  Shares were voted as follows for each nominee:

Proposal 1: Election of Directors	Shares Voted in Favor	Shares Withheld	Broker Non-votes
H. Lee Durham, Jr.	4,879,147	176,683	7,302,028
Deane W. Hall	4,871,180	184,650	7,302,028
Kenneth W. Jones	4,880,330	175,500	7,302,028
William T. Ratliff, III	4,881,232	174,598	7,302,028
David W. Whitehurst	4,880,761	175,069	7,302,028

 The proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 32,000,000 to 100,000,000 did not receive the required votes for approval.  Approval of this proposal required the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock.  The votes are set forth in the following table:

Proposal 2: Charter Amendment	Shares Voted in Favor	Shares Voted Against	Shares Abstaining	Broker Non-votes
Amendment of Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 32,000,000 to 100,000,000.	4,646,652	371,302	37,876	7,302,028

The proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000 did not receive the required votes for approval.  Approval of this proposal required the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock.  The votes are set forth in the following table:

Proposal 3: Charter Amendment	Shares Voted in Favor	Shares Voted Against	Shares Abstaining	Broker Non-votes
Amendment of Certificate of Incorporation, as amended, to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000.	4,645,703	372,201	37,926	7,302,028

Stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.  This proposal was approved by the votes set forth in the following table:

Proposal 4: Ratification of Auditor	Shares Voted in Favor	Shares Voted Against	Shares Abstaining
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.	11,691,498	169,157	497,203

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

May 22, 2012	/s/ Kenneth S. Dwyer
Kenneth S. Dwyer Senior Vice President and Chief Accounting Officer